UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2016

IONIX TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54485	45-0713638
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

245 East Liberty Street, Suite 200
Reno, Nevada 89501
(Address of principal executive office)

1-702-475-5906
(Registrant's telephone number, including area code)

 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01            Other Events

Patent Application – People’s Republic of China State Intellectual Property Office

 Taizhou Ionix Technology Company Limited (“Taizhou Ionix”), an indirect wholly-owned subsidiary of Ionix Technology, Inc. (the “Company”), has applied for two patent applications with the People’s Republic of China State Intellectual Property Office (the “CSIPO”).

The first patent application relates to the preparation method of Lithium-ion battery. The second patent application relates to the Lithium-ion battery itself.

This particular battery will be manufactured by Taizhou Ionix and is designed to be used in certain electric vehicles.

The CSIPO has issued preliminary approval letters for the two patent applications, although they are still subject to review and further examination. However, the Company intends to continue with the registration process for its two patent applications.

This Current Report on Form 8-K contains “forward-looking statements” that include information related to future events and future financial and operating performance. The words “may”, “would”, “will”, “expect”, “estimate”, “can”, “believe”, “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: the CSIPO requiring additional information, the Company’s ability to meet the CSIPO’s requirements, the demand for electric batteries, the Company’s ability to maintain customer and strategic business relationships, growth in targeted markets, and other information that may be detailed from time-to- time in the Company’s filings with the United States Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IONIX TECHNOLOGY, INC.

Dated: April 8, 2016	By:	/s/ Doris Zhou
Doris Zhou
Duly Authorized Officer, Chief Executive Officer